                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       AUGUST 30, 1996


                             McAFEE ASSOCIATES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                 0-20558                  77-0316593
(State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)               File Number)         Identification No.)


2710 Walsh Avenue, Santa Clara, California              95051
(Address of principal executive offices)              (Zip Code)


Company's telephone number, including area code:   (408) 988-3832



                                      Same
         (Former name or former address, if changed since last report.)




                           Exhibit Index on Page Five
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ITEM 5.           OTHER EVENTS

                  FSA Combination Corp. ("Sub"), a Delaware corporation and an indirect subsidiary of McAfee Associates, Inc. ("McAfee" or the "Company"), a Delaware corporation, acquired a controlling interest in FSA Corporation ("FSA"), an Alberta, Canada corporation, pursuant to a reorganization of capital and other transactions (the "Combination"). The Combination was accomplished pursuant to the terms of a Combination Agreement (attached as Exhibit 2.1 hereto), dated August 16, 1996, by and among the Company, Sub, FSA and Daniel Freedman ("Freedman"), the sole shareholder of FSA (the "Combination Agreement") and was consummated on August 30, 1996. The Combination will be recorded as a pooling of interests for accounting purposes. The terms of the Combination Agreement reflected the arm's-length negotiations among the parties.

                  Pursuant to the terms of the Combination Agreement, the Company is obligated to issue to Freedman an aggregate of 250,042 shares of McAfee common stock in exchange for Class F Exchangeable Non-Voting Shares of FSA held by Freedman (the "Exchangeable Shares") under certain terms and conditions. Under the terms of the Combination Agreement, ten percent (10%) of the Exchangeable Shares were placed in an escrow account with Cupertino National Bank & Trust as security for the agreement of FSA and Freedman to indemnify McAfee for certain contingencies.

                  Under the terms of the Combination Agreement, Freedman was granted certain registration rights in connection with the common stock of the Company issuable to Freedman upon exchange of the Exchangeable Shares in accordance with certain terms and conditions. In addition, effective upon the consummation of the Combination, Freedman was appointed as Vice President of Security Products of McAfee.

                  The Company has registered on Form S-8 approximately 106,000 additional shares of the Company's common stock for issuance upon the exercise of stock options formerly exercisable for shares of FSA common stock, which options were exchanged for options to purchase shares of McAfee common stock in connection with the Combination.

                  A copy of the press release announcing the effectiveness of the Combination is attached as Exhibit 99.1 and is incorporated herein by reference.
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                  Exhibit
                  Number       Description

                  2.1 Combination Agreement, dated August 16, 1996, by and among McAfee, Sub, FSA and Freedman.

                  4.1 Voting and Exchange Trust Agreement, dated August 30, 1996, by and among McAfee, Sub, FSA and John
                               T. Ramsay.

                  4.2 Registration Rights Agreement, dated August 30, 1996, by and between McAfee and Freedman.

                  99.1 Press Release, dated September 3, 1996, announcing the effectiveness of the Combination.
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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MCAFEE ASSOCIATES, INC.



Dated:  September 23, 1996          By:  /s/ R. Terry Duryea
                                        -------------------------------------
                                         R. Terry Duryea
                                         Vice President of Professional
                                         Services and Corporate Development
                                         and Secretary
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                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                              Numbered
Number            Description                                          Page

2.1 Combination Agreement, dated August 16, 1996, by and among the McAfee, Sub, FSA and Freedman.

4.1 Voting and Exchange Trust Agreement, dated August 30, 1996, by and among McAfee, Sub, FSA and John T. Ramsay.

4.2 Registration Rights Agreement, dated August 30, 1996, by and between McAfee and Freedman.

99.1 Press Release, dated September 3, 1996, announcing the effectiveness of the Combination.